UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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360 FUNDS
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

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Snow Capital Focused Value Fund
360 Funds
c/o M3Sixty Administration, LLC
4520 Main Street, Suite 1425
Kansas City, Missouri 64111
____________________________

INFORMATION STATEMENT

GENERAL

This Information Statement is being furnished to shareholders of the Snow Capital Focused Value Fund (the “Acquired Fund”), a series of 360 Funds, in connection with the solicitation of written consent by 360 Funds’ Board of Trustees (the “360 Funds Board”) for action to be taken by written consent in lieu of a meeting of the shareholders (the “Written Consent”). A form of Written Consent is attached hereto as an Appendix A.

360 Funds is organized as a Delaware statutory trust and is not required to hold annual meetings of shareholders. Article V, Section 4 of 360 Funds’ Agreement and Declaration of Trust permits any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent of shareholders shall be treated for all purposes as a vote at a meeting.

The 360 Funds Board has fixed the close of business on October 14, 2016 as the record date for determination of shareholders entitled to receive this Information Statement (the “Record Date”). As of the Record Date, the number of shares outstanding for the Fund was 29,844.099 shares.

Shareholders are being provided information regarding the reorganization of the Acquired Fund (the “Proposal”). The Acquired Fund is currently organized as a series of 360 Funds and is advised by Snow Capital Management, L.P. (the “Adviser”). After completion of the proposed tax-free reorganization, the Acquired Fund will be acquired by a newly established series (the “Acquiring Fund”) of Trust for Professional Manager (“TPM”), an open-end investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. This proposed reorganization will not result in a change in the investment adviser to the Acquired Fund, or any material change to the Acquired Fund’s investment objective, strategies or investment policies, or fundamental investment restrictions. This Information Statement is being distributed to shareholders of record on or about October 14, 2016. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement should be kept for future reference. If you would like to receive additional copies of this Information Statement or the shareholder reports, free of charge, please contact 360 Funds by writing to The Snow Capital Funds, c/o M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, Missouri 64111 or by telephone at (877-244-6235).

Q & A: Questions and Answers
October 24, 2016

360 Funds
c/o M3Sixty Administration, LLC
4520 Main Street, Suite 1425
Kansas City, Missouri 64111
(877) 244-6235

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is an information statement, and we refer to it as the “Information Statement.” It contains the information that shareholders of the Snow Capital Focused Value Fund (the “Acquired Fund”), a series of 360 Funds, should know regarding the reorganization of the Acquired Fund (the “Reorganization”) which has received the consent of the majority shareholders of the Fund (the “Written Consent”) and should be retained for future reference. The corresponding series of Trust for Professional Managers (“TPM”), also named the Snow Capital Focused Value Fund, is referred to as the “Acquiring Fund.” Sometimes we refer to the Acquired Fund and the Acquiring Fund together as “the Funds” or individually as “a Fund.” This Information Statement and the accompanying materials are being mailed to shareholders on or about October 24, 2016.

HOW WILL THE REORGANIZATION WORK?

The Reorganization described in this Information Statement will involve three steps:

•	the transfer of all the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having equivalent value to the net assets transferred;

•	the pro rata distribution of shares of the Acquiring Fund to shareholders of record of the Acquired Fund as of the effective date of the Reorganization in full redemption of all shares of the Acquired Fund; and

•	the complete liquidation and dissolution of the Acquired Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

HOW WILL THE REORGANIZATION AFFECT THE OPERATION OF THE ACQUIRED FUND?

Upon the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund in a tax-fee reorganization. Immediately following the Reorganization, the Acquiring Fund will have the same net asset value (“NAV”) and investments as the Acquired Fund. The shares of each Fund are non-assessable and generally have the same legal rights with respect to voting, share redemptions and shareholder reports. Snow Capital Management, L.P. (the “Adviser”), will continue to serve as the investment adviser to the Acquiring Fund. However, the Board of Trustees of TPM has different members than the Board of Trustees of the 360 Funds (the “360 Funds Board”). The Acquiring Fund’s investment objective and the principal investment strategies and investment restrictions are identical to those of the Acquired Fund. Under the proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) and other relevant documents, the Acquiring Fund will have the same investment adviser, transfer agent, distributor, and other service providers as the Acquired Fund, except that it will have a new Independent Registered Public Accounting Firm, all as more fully discussed below. If approved, the Reorganization is expected to take effect on or about September 30, 2016, although the date may be adjusted in accordance with the Reorganization Plan.

The most recent prospectus and annual or semi-annual report of the Acquired Fund are available free of charge. To request these documents, please contact the Acquired Fund at the address set forth on the first page of this Information Statement or call, toll free, (877) 244-6235 and they will be sent to you by first-class mail.

WHO IS PAYING FOR THE EXPENSES RELATED TO THE MEETING AND THE REORGANIZATION?

The Adviser will pay all costs relating to the proposed Reorganization, including the costs relating to the Information Statement. If you hold Fund shares through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting your shares in the Reorganization. Please consult your financial intermediary for more information regarding any such fees.

HAS THE REORGANIZATION BEEN APPROVED BY THE BOARD?

The Reorganization was approved by the 360 Funds Board at a meeting held on May 11, 2016. Until the close of the Reorganization, the Acquired Fund will continue to operate, and the 360 Funds Board may take any further action it deems to be in the best interests of the Acquired Fund and its shareholders, subject to approval by the Acquired Fund’s shareholders if required by applicable law.

IS ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AVAILABLE?

Yes, additional information about the Acquired Fund is available in the:

•	Prospectus for the Acquired Fund;

•	Annual and Semi-Annual Reports to Shareholders of the Acquired Fund; and

•	Statement of Additional Information, or “SAI,” for the Acquired Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available to be sent to you by first-class mail upon request without charge by writing to or calling:

360 Funds
c/o M3Sixty Administration, LLC
4520 Main Street, Suite 1425
Kansas City, Missouri 64111
(877) 244-6235

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	1-202-551-8090

By Mail:	Public Reference Room
Securities and Exchange Commission 100 F Street, NE
Washington, DC 20002
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘Snow Capital Focused Value Fund’ for information on the Acquired Fund)

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this information statement. Please call the Adviser at (877) 244-6235 between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

DISCUSSION OF THE REORGANIZATION

BACKGROUND

The officers of 360 Funds (“360 Funds Officers”) presented information to the 360 Funds Board, including its Independent Trustees, seeking approval of a proposed Reorganization Plan, whereby the a newly established series of TPM will acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund, which the Acquired Fund would in turn distribute pro rata to its shareholders, in complete liquidation and dissolution of the Acquired Fund. The Adviser will continue to advise the Acquiring Fund. The 360 Funds Board has approved the Reorganization and has obtained the Written Consent of the Fund’s majority shareholders.

Reasons for the Reorganization

Snow Capital Management, L.P. (the “Adviser”) currently serves as investment adviser to the Snow Capital Opportunity Fund and the Snow Capital Small Cap Value Fund (together, with the Snow Capital Opportunity Fund, the “Snow Capital TPM Funds”), each a series of TPM. The primary purpose of the Reorganization is to consolidate the Fund into the Snow Capital TPM Funds family. Accordingly, the Reorganization will: allow shareholders to exchange shares between the Fund and the Snow Capital TPM Funds; facilitate the Adviser’s ability to market the Funds and raise assets; create consistent shareholder terms across all Funds; allow the Adviser to leverage the selling agreements currently in place with respect to the Snow Capital TPM Funds; and eliminate duplicate services with respect to the Adviser’s operations, trading, compliance, regulatory filings and reviews and other administrative issues, ultimately reducing the Fund’s operating expenses over time while providing substantially similar or improved shareholder services. The 360 Funds Officers have determined that the Acquired Fund could benefit from the services currently provided to other mutual funds which each comprise a “series” fund of TPM. The 360 Funds Officers have therefore recommended to the 360 Funds Board that the Acquired Fund be reconstituted as a new series of TPM.

The 360 Funds Board, including the Independent Trustees, unanimously concluded that he proposed Reorganization is in the best interests of the Acquired Fund and its shareholders. In reaching that conclusion, the 360 Funds Board considered, among other things, the following:

1.	The Adviser will continue to serve as the investment adviser responsible for the day-to-day investment management activities of the Acquiring Fund.

2.	The continuity of Acquired Fund shareholder expectations because the investment objective of the Acquiring Fund is identical to that of the Acquired Fund and the principal investment strategies and risks of the Acquiring Fund are identical to those of the Acquired Fund.

3.	The Fund’s operating expense ratio is expected to decline over time as a result of the Reorganization because the Acquiring Fund is a series of a trust with multiple series and greater assets. Certain expenses of the Acquiring Fund are expected to decrease due to economies of scale (such as trustee and insurance expenses).

4.	The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes, and the Acquired Fund will receive a legal opinion to that effect prior to the conclusion of the Reorganization.

5.	The Adviser will bear all of the expenses of the Reorganization.

The Board also concluded that the economic interests of the Acquired Fund shareholders would not be diluted as a result of the proposed Reorganization, because, among other things, the number of Acquiring Fund shares to be issued to Acquired Fund shareholders will be calculated based on the net asset value of the Acquired Fund. For a more complete discussion of the factors considered by the 360 Funds Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Information Statement.

Comparison of Fees and Expenses

The following chart describes the fees and expenses associated with holding the Acquired Fund and Acquiring Fund shares. In particular, the chart compares the fee and expense information for the shares of the Acquired Fund as of the most recently completed fiscal year ended February 29, 2016 and the pro forma fees and expenses of shares of the Acquiring Fund following the Reorganization. Note that until the Reorganization is complete, the Acquiring Fund is a shell fund which holds no assets. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

It is expected that, because the Acquiring Fund will be part of the Snow Capital TPM Funds and better positioned for growth of assets, operating expense of the Fund will be reduced over time.

As discussed further, below, the Adviser has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) to 1.40% of the average daily net assets of the Fund attributable to Class A shares and 1.15% of the average daily net assets of the Fund attributable to Institutional Class shares. After the Reorganization, the contractual expense limitation agreement with the Adviser will continue for at least three years from the effective date of the Acquiring Fund’s registration statement.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund		Acquiring Fund (Pro Forma)
	Class A	Class I	Class A	Institutional Class
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	17.48%	17.48%	29.53%	29.53%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	18.63%	18.38%	30.68%	30.43%
Less: Fee Waiver/Expense Reimbursement(1)	-17.23%	-17.23%	-29.28%	-29.28%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	1.40%	1.15%	1.40%	1.15%

(1)	Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Snow Capital Management L.P. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) for the Fund does not exceed 1.40% and 1.15% of the Fund’s average net assets, for Class A shares and Institutional Class shares, respectively, through at least October 28, 2019, and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”). The operating expense limitation agreement may be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.

Example. This Example is intended to help you compare the cost of investing in the Focused Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through [September 30], 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Acquired Fund
	One Year	Three Years	Five Years	Ten Years
Class A	$660	$3,836	$6,205	$9,819
Class I	$117	$3,441	$5,935	$9,774

Acquiring Fund
	One Year	Three Years	Five Years	Ten Years
Class A	$660	$945	$5,856	$10,542
Institutional Class	$117	$365	$5,559	$10,564

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

If the Reorganization is approved, it is anticipated that continuity of shareholder investment expectations will be maintained because the investment objective of the Funds is identical and the principal investment strategies and risks of the Acquiring Fund will be substantially similar to those of the Acquired Fund.

Comparison of Investment Objectives
The Funds each seek the long-term growth of capital. Each Fund’s investment objective may be changed by the respective Board of Trustees without shareholder approval, but only after shareholders have been notified and after the Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices, strategies and limitations of each Fund are non-fundamental policies that the Funds’ respective Board of Trustees may change without shareholder approval.

Comparison of Principal Investment Strategies and Risks
The principal investment strategies and principal risks of the Funds are disclosed below:

Snow Capital Focused Value Fund Principal Investment Strategies
Acquired Fund (series of 360 Funds)	Acquiring Fund (series of TPM)
The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations greater than $1 billion.

In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations of varying maturities and durations. The Fund may have up to 25% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets.

The Fund’s portfolio typically consists of 15 to 25 companies that are weighted according to the Adviser’s projected return expectations. The Adviser selects stocks for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion resulting in higher stock price valuations.

The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, fixed income securities, or other similar investments. The Fund may invest in fixed income securities of varying duration, maturity and credit quality, including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds”. However, the Fund will not purchase debt securities rated as in default by an NRSRO. Under normal market conditions the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations greater than $1 billion.

In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations of varying maturities and durations. The Fund may have up to 25% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund’s portfolio typically consists of 15 to 25 companies that are weighted according to the Adviser’s projected return expectations. The Adviser selects stocks for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion resulting in higher stock price valuations.

The Funds are subject to substantially identical investment risks. As with any mutual fund, there are risks to investing. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Remember, in addition to possibly not achieving your investment goals you could lose all or a portion of your investment in a Fund over short or even long periods of time.

The following discussion describes the principal risks that are associated with the Funds.

Snow Capital Focused Value Fund Principal Investment Risks
Acquired Fund (series of 360 Funds)	Acquiring Fund (series of TPM)
Market Risk. Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.
General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, or economic developments.

Emerging Market Risk. The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Securities and Emerging Markets Risks. Investing in foreign securities includes risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, income earned on foreign securities may be subject to foreign withholding taxes.

Credit Risk. An issuer of debt securities may not make timely payments of principal and interest.
Credit Risk. An issuer of debt securities may not make timely payments of principal and interest and may default entirely in its obligations. A decrease in the issuer’s credit rating may lower the value of debt securities.

Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Debt Securities Risk. Increases in interest rates typically lower the value of debt securities held by the Fund. Investments in debt securities include credit risk. There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Management Style Risk. The Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style.

Management Style Risk. The Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style.

Business and Sector Risk. From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry.

Business and Sector Risk. From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry.

Large Company Risk. The Fund may invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Large-Cap Company Risk. The Fund may invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

Mid-Sized Company Risk. The Fund may invest in mid-cap companies, which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

Small Company Risk. The Fund may invest in smaller companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies.

Small- and Medium-Cap Company Risk. Investing in securities of small- and medium-cap companies may involve greater volatility than investing in larger and more established companies because small- and medium-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Interest Rate Risk. Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, stock prices will generally decline when investors anticipate or experience rising interest rates.

Interest Rate Risk. Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, stock prices will generally decline when investors anticipate or experience rising interest rates.

Issuer Risk. The value of an individual security or particular type of security can be more volatile and thus perform differently than the market as a whole.	Issuer Risk. The value of an individual security or particular type of security can be more volatile and thus perform differently than the market as a whole.
Shares of Other Investment Companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

Shares of Other Investment Companies and ETFs Risk. You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares. Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

Foreign Exchange Risk. Investing in securities listed on non-U.S. exchanges involves a number of risks, including greater price volatility, fewer regulatory and accounting controls, higher brokerage costs and adverse tax consequences.

Foreign Exchange Risk. Investing in securities listed on non-U.S. exchanges involves a number of risks, including greater price volatility, fewer regulatory and accounting controls, higher brokerage costs and adverse tax consequences.

Foreign Currency Risk. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Such controls may also affect the value of the Fund’s holdings.

Foreign Currency Risk. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Such controls may also affect the value of the Fund’s holdings.

New Fund Risk. The Fund was formed in 2013, and the Adviser had not previously managed an investment company registered under the Investment Company Act of 1940 in the investment style of the Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

Newer Fund Risk. The Predecessor Fund was formed in 2013 and reorganized into the Fund in 2016. Prior to 2013, the Adviser had not previously managed an investment company registered under the Investment Company Act of 1940 in the investment style of the Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or grow to and maintain an economically viable Fund asset size.

Junk Bonds Risk. Investments in junk bonds involve a greater risk of default, are considered speculative, and are subject to a substantially higher degree of credit risk or price fluctuations than other types of debt securities.

Non-Diversified Fund Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

U.S. Government and U.S. Agency Obligations Risk. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) who issue or guarantee certain securities where it is not obligated to do so.

U.S. Government and U.S. Agency Obligations Risk. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) who issue or guarantee certain securities where it is not obligated to do so.

Preferred Stock Risk. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer. Preferred stocks are subject to the risk that the dividend on the stock may be changed or discontinued by the issuer, and that participation in the growth of an issuer may be limited. Preferred stocks are also subject to the risk that the issuer may “call in,” or redeem, the stock at a specific price after a certain date, as reflected in its prospectus.

Management Risk. The Fund relies on the Adviser’s ability to pursue the Fund’s investment objective, and may not meet its investment objective based on the Adviser’s success or failure to implement the Fund’s investment strategies. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Benchmarks.
The comparative benchmark for the Acquired Fund is the S&P 500® Index with a secondary benchmark of The Russell 1000® Index. The Russell 1000® Index is the comparative benchmark for the Acquiring Fund.

Portfolio Managers.
The portfolio managers for the Funds will remain the same.

Name	Served with the Fund Since	Title with the Adviser
Richard Snow	2015	President and Chief Investment Officer
Joshua Schachter	2015	Senior Portfolio Manager and Principal
Nathan Snyder	2015	Senior Portfolio Manager and Principal
Anne Wickland	Inception	Portfolio Manager, Senior Analyst and Principal
Jessica Bemer	2015	Portfolio Manager, Senior Analyst and Principal
Simon Rosenberg	Inception	Portfolio Manager, Senior Analyst and Principal
Joe Famoso	2015	Senior Analyst
Joe Artuso	2015	Analyst

Comparison of Fundamental Investment Restrictions

The following are comparisons of the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund. Although there are differences in the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund, because the Acquired Fund and Acquiring Fund have substantially similar investment strategies and policies, the Acquiring Fund anticipates that the differences in investment restrictions will have little or no substantive effect.

Snow Capital Focused Value Fund
Acquired Fund (series of 360 Funds)	Acquiring Fund (series of TPM)
Issue senior securities, except as permitted by Section 18(f)(1) of the 1940 Act;

Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies.

Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws;	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry. The Fund will consider the concentration of underlying investments in determining compliance with this policy.

Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities)(1).

(1)   For purposes of complying with this restriction, the Fund will look through to the securities of any underlying funds.

Purchase or sell real estate or interests in real estate directly; provided, however, that a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

Purchase or sell commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.

Make loans, provided that a Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.
Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

with respect to 50% of its total assets, invest 5% or more of its total assets, computed at the time of investment, in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies).

Comparison of Shareholder Services and Procedures

The Funds have similar shareholder services and procedures. The Funds each offer two classes of shares.

The front-end, contingent deferred sales charge and shareholder servicing fees of the Acquiring Fund will not differ from those of the Acquired Fund:

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption of purchases of $1,000,000 or more that are redeemed within 12 months of purchase)	0.50%	None
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	0.50%	0.50%

Both of the Funds allow shareholders to redeem or purchase their shares by mail, telephone, wire or financial intermediary. The Funds each permit automatic investment and withdrawals.

Each Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gain at least once each year. Management of each Fund will determine the timing and frequency of the distributions of any net realized short-term capital gain.

The Funds each offer a choice between automatically reinvesting distributions in additional shares or receiving distributions by check.

The Acquired Fund’s prospectus and SAI and the Acquiring Fund’s prospectus and SAI contain more detailed discussions of shareholder services and procedures.

Investment Advisory Arrangements and Investment Advisory Fees

The principal office of the Adviser is located at 2000 Georgetowne Drive, Suite 200, Sewickley, PA 15143. The Adviser presently serves as the investment adviser to the Acquired Fund and will serve as the investment adviser to the Acquiring Fund after the completion of the Reorganization, upon Written Consent of the Acquired Fund’s shareholders. The Adviser is registered as an investment adviser with the SEC. The Adviser is responsible for managing the investment of the Acquired Fund’s portfolio of securities. The Adviser identifies companies for investment, determines when securities should be purchased or sold by the Acquired Fund and selects brokers or dealers to execute transactions for the Acquired Fund’s portfolio.

The Adviser presently serves as the investment adviser to the Acquired Fund pursuant to the Investment Advisory Agreement that was renewed by the 360 Funds Board at a meeting held on December 16, 2015. The Adviser will enter into an investment advisory agreement with TPM on behalf of the Acquiring Fund and will manage the assets of the Acquiring Fund after completion of the Reorganization, if it is approved by Acquired Fund shareholders.

Upon the commencement of operations of the Acquiring Fund, the Adviser intends to have the same portfolio management personnel that managed the Acquired Fund prior to the Reorganization, be responsible for the day-to-day management activities of the Acquiring Fund. The members of the portfolio management team are Richard Snow, Joshua R. Schachter, CFA, Nathan T. Snyder, CFA, Anne S. Wickland, CFA, Jessica W. Bemer, CFA, Simon C. Rosenberg, CFA and CPA Joseph F. Artuso, CFA, and Joseph D. Famoso, CFA.

Richard Snow is responsible for the day-to-day portfolio management of the Focused Value Fund. Mr. Snow is the Chief Investment Officer of the Adviser. Mr. Snow founded R.A.S. Capital Management in 1980, where he served as principal, managing private family assets. In 2001, Mr. Snow restructured R.A.S. Capital Management as Snow Capital Management, L.P. Mr. Snow is a graduate of Duquesne University and has an MBA in finance from the University of Pittsburgh.

Joshua R. Schachter, CFA, joined the Adviser at the firm’s inception in 2001. His duties include security research, selection and portfolio management. Mr. Schachter is a graduate of Allegheny College and received his MBA in finance from the University of Pittsburgh. He is a member of the CFA Institute. Mr. Schachter serves as a co-portfolio manager of the Focused Value Fund and the Mid Cap Value Fund.

Nathan T. Snyder, CFA, joined the Adviser in 2005. Prior to joining the Adviser, Mr. Snyder worked as Director of Equity Investments at Parker / Hunter Asset Management from July 2002 to August 2005, where he managed a number of different products. Mr. Snyder is a graduate of Harvard University and the Carnegie Mellon Tepper School of Business. He is also a member of the Pittsburgh Society of Financial Analysts and the CFA Institute. Mr. Snyder serves as a co-portfolio manager of the Focused Value Fund and the Hedged Equity Fund.

Anne S. Wickland, CFA, joined the Adviser in 2006 as a Senior Analyst. Prior to joining the firm, she worked at Prudential Equity Group, Credit Suisse and J.P. Morgan where she was responsible for research coverage in the specialty retail, household and personal care sectors. She is a graduate of Davidson College and received her MBA from the NYU Stern School of Business. Ms. Wickland is a member of the CFA Institute. Ms. Wickland serves as a co-portfolio manager of the Focused Value Fund and the Inflation Advantaged Equities Fund.

Jessica W. Bemer, CFA, joined Snow Capital in 2006 as a Senior Analyst. In 2014, she was appointed a Portfolio Manager of the Snow Capital Investment Partners L.P. and the Snow Cpaital Opportunity Fund. Prior to joining the firm, she worked at Jennison Associates, an institutional asset management firm based in New York, where she served as a member of the equity research team. Ms. Bemer was responsible for research coverage of the companies in the consumer discretionary and consumer staples sectors. Ms. Bemer is a graduate of Georgetown University. She is a Chartered Financial Analyst and member of the CFA Institute. Ms. Bemer serves as a co-portfolio manager of the Focused Value Fund and the Inflation Advantaged Equities Fund.

Simon C. Rosenberg, CFA and CPA, joined the Adviser in 2007 as a Senior Analyst. Prior to joining the firm, Mr. Rosenberg held positions as Controller for Rose Printing Company and as an Assurance Associate at KPMG LLP. He is a graduate of Florida State University and received his MBA from the Carnegie Mellon Tepper School of Business. Mr. Rosenberg is a member of the CFA Institute. Mr. Rosenberg serves as a co-portfolio manager of the Focused Value Fund.

Joseph F. Artuso, CFA, joined Snow Capital as an intern in 2005. He became a full-time employee in 2006 and has worked as a Marketing Associate and Performance Analyst. In 2009, Mr. Artuso was promoted to Analyst. Mr. Artuso received his B.S. degree in Economics from Carnegie Mellon University and his MBA from CMU’s Tepper School of Business. He is a Chartered Financial Analyst. Mr. Rosenberg serves as a co-portfolio manager of the Focused Value Fund and the Hedged Equity Fund.

Joseph D. Famoso, CFA, joined Snow Capital in 2012 as a Senior Analyst. Prior to joining the firm, he worked at Allegiant Asset Management Group and Strong Capital Management, where he served as a member of the equity research teams with coverage of the Financial, Industrial and Materials sectors with primary focus on large/mid capitalization companies. Mr. Famoso is a graduate of the University of Pittsburgh where he earned a B.S. degree in Chemistry. He received his MBA from the University of Connecticut. Mr. Famoso is a Chartered Financial Analyst and member of the CFA Institute. Mr. Famoso serves as a co-portfolio manager of the Focused Value Fund and the Mid Cap Value Fund.

The annual contractual rate of investment advisory fees paid by each of the Acquired Fund and Acquiring Fund is 0.90% of the respective Fund’s average daily net assets.

Pursuant to a written contract between the Adviser and each respective Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of a Fund other than interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses to the extent annual Fund operating expenses exceed 1.40% and 1.15% for the Class A and Class I shares, respectively, of the Fund’s average daily net assets. The Adviser has contractually agreed to maintain these expense limitations with regard to the Acquired Fund through at least July 1, 2017, and with regard to the Acquiring Fund through at least three years from the effective date of its registration statement.

Comparison of Other Principal Service Providers

The following is a list of principal service providers for the Acquired Fund and the Acquiring Fund:

Service	Acquired Fund	Acquiring Fund
Distributor	Matrix Capital Group, Inc. 106 West 32nd Street New York, NY 10001	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee WI 53202
Administrator, Fund Accountant and Transfer Agent	M3Sixty Administration, LLC 4520 Main Street, Suite 1425 Kansas City, Missouri 64111	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee WI 53202
Custodian	U.S. Bank National Association 1555 N. River Center Drive, Ste. 302 Milwaukee, WI 53212	U.S. Bank National Association 1555 N. River Center Drive, Ste. 302 Milwaukee, WI 53212
Independent Auditors	Sanville & Company 1514 Old York Road Abington, PA 19001	Deloitte & Touche LLP 555 East Wells Street, Suite 1400 Milwaukee, Wisconsin, 53202

Distributor
Matrix Capital Group, Inc. acts as the Acquired Fund’s distributor, providing certain administration services and promoting and arranging for the sale of Fund shares. Quasar Distributors, LLC (“Quasar”) acts as the Acquiring Fund’s distributor, providing certain administration services and promoting and arranging for the sale of Fund shares. The offering of both Funds’ shares is continuous. Each Distributor is a registered broker-dealer and member of FINRA.

Fund Administrator, Transfer Agent and Fund Accountant
M3Sixty Administration, LLC (“M3Sixty”), currently provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Acquired Fund pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) the Acquired Fund’s accounting services; (b) financial statement preparation; (c) valuation of the Acquired Fund’s portfolio securities; (d) pricing the Acquired Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of 360 Funds Board and shareholder meetings; (i) monitoring the Acquired Fund’s legal compliance; (j) maintaining shareholder account records.

U.S. Bancorp Fund Services, LLC (“USBFS”) acts as the Administrator for the Acquiring Fund. USBFS provides certain services to the Acquiring Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Acquiring Fund’s independent contractors and agents; preparation for signature of all documents required to be filed for compliance by the Acquiring Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Acquiring Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Acquiring Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Acquiring Fund’s shares.

Custodian
U.S. Bank National Association (the “Custodian”) serves as the custodian of both Funds’ assets, holds both Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

Quasar, USBFS, and Custodian are all affiliated companies.

Independent Registered Public Accounting Firm
Sanville & Company has been selected as independent registered public accounting firm for the Acquired Fund. Sanville & Company performs an annual audit of the Snow Capital Focused Value Fund’s financial statements and advises the Acquired Fund as to certain accounting matters.

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Acquiring Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.

Fund Expenses

The Acquiring Fund will have the same management and distribution fees as the Acquired Fund. Certain expenses of the Acquiring Fund are expected to decrease and thus reduce the Fund’s operating expense ratio over time.

Comparison of Distribution and Service Fee (12b-1) Fee

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. Each Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended February 29, 2016, the Acquired Fund did not incur distribution expenses under the Plan.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the a Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form. Payment of redemption proceeds from a Fund generally will be received within a week after processing by the Funds’ transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer the same account minimums and automatic investment plan as the Acquired Fund. The minimum initial investment in Class A shares of the Fund is $2,500 for regular accounts and $1,000 for IRA accounts. The minimum initial investment in Institutional Class shares of the Fund is $1,000,000. There is no minimum investment amount for subsequent purchases.

Each Fund will accept accounts with less than the stated minimum from employees of the Adviser and its affiliates and may, in the Adviser’s sole discretion, accept certain other accounts with less than the stated minimum initial investment.

Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.

Redemptions
You may redeem any or all of your shares in a Fund by writing or telephoning the Fund, as well as by participating in either Fund’s systematic withdrawal plan. Shareholders with a current account value of at least $10,000 may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Acquired Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Acquired Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund’s Shares following the Reorganization.

Fiscal Year

The Acquired Fund currently operates on a fiscal year ending February 28th (February 29th in a leap year). Following the Reorganization, the Acquiring Fund will assume the financial history of the Acquired Fund and continue to operate on a fiscal year ending February 28th (February 29th in a leap year) of each year.

Business Structure

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each Fund’s governing documents create additional operating rules and restrictions that the Funds must follow. Each of the Funds is organized as a Delaware statutory trust. The trusts are governed by their respective Agreement and Declaration of Trust, By-Laws, and applicable state and federal law.

The 360 Funds and TPM are operated by their respective boards of trustees and officers appointed by each respective board. The composition of the board of trustees and the officers for the 360 Funds and TPM differ. For more information about the current trustees and officers of the Acquired Fund, you should consult the current SAI for the Acquired Fund. The following is a list of the trustees and executive officers of the 360 Funds:

Name	Position with 360 Funds
Art Falk	Trustee and Independent Chairman
Thomas Krausz	Trustee
Tom M. Wirtshafter	Trustee
Gary DiCenzo	Trustee
Randall K. Linscott	President
András P. Teleki	Chief Compliance Officer and Secretary
Brandon Byrd	Assistant Secretary
Larry Beaver	Treasurer
Ted Akins	Assistant Treasurer
Jeremiah Hierseman	Assistant Treasurer

The trustees and officers of TPM, their ages, positions with TPM, term of office with TPM and length of time served, business addresses, principal occupations during the past five years, and the trustees’ other directorships held during the past five years, are listed in the table below.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Indefinite Term; Since August 22, 2001	37	Professor and Chair, Department of Accounting, Marquette University (2004-present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	37	Pilot, Frontier/Midwest Airlines, Inc. (Airline Company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Trustee	Indefinite Term; Since October 23, 2009	37
Retired (2011-present) Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	37	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with one portfolio).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC, (January 2014- present); CCO (2003-2013).	N/A
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present); Research Associate, Vista360, LLC (2010-2012).	N/A
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Indefinite Term; Since July 21, 2011	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Officer, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Officer, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar, the Fund’s principal underwriter.

More information about the TPM trustees, as well as the role of the TPM Board and its structure will be available in the statement of additional information for the Acquired Fund; such information will be made available upon request.

Terms of the Reorganization

Upon completion of the Reorganization the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

The Reorganization Plan provides that the number of full and fractional shares to be issued by the Acquiring Fund in connection with the Reorganization will be the same as the number of shares owned by Acquired Fund shareholders at the effective time of the Reorganization. The Reorganization Plan also provides that the net asset value of shares of the Acquiring Fund will be the same as the net asset value of the shares of the Acquired Fund. The value of the assets to be transferred by the Acquired Fund to the Acquiring Fund will be determined using the valuation procedures used by the Acquired Fund in determining its daily net asset value. The parties to the Reorganization Plan have agreed to use commercially reasonable efforts to resolve, prior to the effective time of the Reorganization, any material pricing differences for prices of portfolio securities that might arise from use of the Acquired Fund’s valuation procedures. The valuation will be calculated at the time of day the Acquired Fund and Acquiring Fund ordinarily calculate their net asset values (i.e. as of the close of the regular session of trading on the New York Stock Exchange, typically 4:00 p.m. Eastern Time) and will take place simultaneously with the completion of the Reorganization. If the Acquired Fund shareholders approve the Reorganization, it is expected to be completed on or about September 30, 2016.

The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Acquired Fund will be credited with shares of the Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the Acquired Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the 360 Funds Board or the Board of Trustees of TPM on behalf of the Acquired Fund or the Acquiring Fund, respectively, under certain circumstances. In addition to approval of the Acquired Fund’s shareholders, completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that the Acquired Fund receives a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, subject to certain qualifications. Lastly, the completion of the Reorganization is conditioned upon both the Acquired Fund and Acquiring Fund receiving the necessary documents to transfer Acquired Fund assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the form of Agreement and Plan of Reorganization and Termination, a copy of which is attached hereto as Appendix B and incorporated herein by reference.

360 Funds Board Consideration of the Reorganization

The 360 Funds Board considered the proposed Reorganization at a meeting held on May 11, 2016, at which the 360 Funds Officers provided materials and made presentations to the Board on the proposed Reorganization. The materials which the 360 Funds Officers prepared and provided to the 360 Funds Board included, among other things, information on the investment objectives and strategies of the Acquiring Fund, comparative operating expense ratios, and an analysis of the projected benefits to the Acquired Fund’s shareholders from the proposed Reorganization. At meeting, the 360 Funds Board considered the proposed Reorganization and approved the Reorganization Plan, determining that it would be in the best interests of the Acquired Fund and its shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Acquired Fund, the 360 Funds Board (including the Independent Trustees) made inquiries into a number of matters and considered the following factors, among others:

i.	the potential benefits to the Acquired Fund and its shareholders from the Reorganization both in the short-term and over a longer period;

ii.	the fact that the portfolio managers presently responsible for managing the day-to-day investments of the Acquired Fund would be responsible for managing the Acquiring Fund after the Reorganization, which will provide continuity of asset management for current Acquired Fund shareholders;

iii.	the anticipated effect of the Reorganization on per-share expenses of the Acquired Fund over time;

iv.	the expense ratios and available information regarding the fees and expenses of the Acquiring Fund;

v.	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

vi.	the comparability of the investment objectives, strategies and risks of the Acquired Fund and the Acquiring Fund;

vii.	the reputation, financial strength and resources of Snow Capital Management L.P.;

viii.	that the expenses of the Reorganization would not be borne by the Acquired Fund’s shareholders;

ix.	the expected U.S. federal tax consequences of the Reorganization; and

x.	the possible alternatives to the Reorganization.

In reaching the decision to approve the Reorganization and to recommend that shareholders approve the Reorganization, the 360 Funds Board including the Independent Trustees, concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the shareholders of the Acquired Fund and would not result in dilution of such shareholder’s interests. Their conclusion was based on a number of factors, including the following considerations:

Investment Objectives and Strategies
The investment objective of the Acquiring Fund is identical to the investment objective of the Acquired Fund and the Acquiring Fund has principal investment strategies and principal risks that are identical to those of the Acquired Fund. These similarities should allow for continuity of shareholder investment expectations.

Portfolio Management
The current portfolio managers of the Acquired Fund will serve as the portfolio managers of the Acquiring Fund, promoting continuity of asset management and investment expectations for Acquired Fund shareholders.

Operating Expenses of the Funds
The 360 Funds Board also considered the operating expense ratios for the Acquired Fund and Acquiring Fund. The Acquiring Fund is expected to have the same or lower gross operating expense ratio, over time, than the Acquired Fund.

Expected Tax-Free Conversion of the Acquired Fund’s Shares
The 360 Funds Board also considered the expected tax-free nature of the Reorganization. If a shareholder were to redeem such shareholder’s investment in the Acquired Fund and invest the proceeds in another mutual fund or other investment product, the shareholder generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, upon completion of the Reorganization, it is intended that: (1) the shareholder will not recognize a taxable gain or a loss on the transfer of such shareholder’s investment to the Acquiring Fund; (2) the shareholder will have the same tax basis in the Acquiring Fund shares as in the Acquired Fund shares for U.S. federal income tax purposes; and (3) assuming that the shareholder held Acquired Fund shares as a capital asset, such shareholder will have the same holding period for the Acquiring Fund shares as for the Acquired Fund shares. As a shareholder of an open-end fund, shareholders will continue to have the right to redeem any or all of their shares at net asset value at any time. At that time, shareholders generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization
The Adviser will bear all of the Acquired Fund’s Reorganization expenses and will also bear all expenses of the Acquiring Fund that are directly related to the Reorganization. In no event will the Acquired Fund or its shareholders bear any expenses associated with the Reorganization.

Performance

Upon completion of the Reorganization, the Acquired Fund will be reorganized into the Acquiring Fund which will receive the assets and assume the liabilities of the Acquired Fund. The Acquired Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund will assume the performance history of the Acquired Fund at the completion of the Reorganization. The following bar chart and table show changes in the Acquired Fund’s performance from year to year and how the Acquired Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquired Fund or Acquiring Fund will perform in the future.

Institutional Class Shares(1)
Calendar Year Returns as of December 31,

(1)	The returns shown in the bar chart are for Institutional Class shares. The performance of Class A shares will differ due to differences in expenses.

The Fund’s Institutional Class Shares year-to-date total return through March 31, 2016 was -4.20%. During the period shown in the bar chart, the highest return for a quarter was 6.23% during the quarter ended June 30, 2014 and the lowest return for a quarter was -18.49% during the quarter ended September 30, 2015.

Average Annual Total Returns
	For the Periods Ended December 31, 2015
	One Year	Since Inception (March 28, 2013)
Institutional Class Shares
Return Before Taxes	-18.77%	7.14%
Return After Taxes on Distributions	-19.48%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	-11.20%	4.23%
Class A Shares
Return Before Taxes	-23.22%	4.81%
Russell 1000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	-3.83%	9.72%

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable Acquired Fund shareholders. It is based on the Internal Revenue Code (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A shareholder’s tax treatment may vary depending upon such shareholder’s particular situation. Shareholders also may be subject to special rules not discussed below if they are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker- dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Acquired Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. Shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences of the Reorganization, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Acquiring Fund generally to the effect that the Reorganization should qualify as a “reorganization” under Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund should each be a “party to a reorganization” under Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Funds are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:

•	Neither the Acquiring Fund nor the Acquired Fund will recognize any gain or loss as a result of the Reorganization.

•	Acquired Fund shareholders will not recognize any gain or loss as a result of the receipt of Acquiring Fund shares in exchange for such shareholder’s Acquired Fund shares pursuant to the Reorganization.

•	An Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

•	An Acquired Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares, provided that the Acquiring Fund shareholders held their Acquired Fund shares as capital assets.

No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Acquired Fund and Acquiring Fund, including representations in a certificate to be delivered by the management of the Acquired Fund and Acquiring Fund. Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Since its formation, the Acquired Fund believes it has qualified as a separate “regulated investment company” (or “RIC”) under the Code. The Acquiring Fund is a new entity that will elect RIC status under the Code following the Reorganization. The Acquired Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the Acquired Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. Acquired Fund shareholders must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization

The Adviser will bear all of the Reorganization expenses and will also bear all expenses of TPM and the Acquiring Fund that are directly related to the Reorganization.

Capitalization

The following table sets forth as of the Record Date, the capitalizations of the Acquired Fund and of the Acquiring Fund. Pro forma capitalization information is not included for the Reorganization because the shares of the Acquired Fund are being reorganized into the shares of the Acquiring Fund, which is a shell fund that currently has no assets.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Acquired Fund
Class A shares	$12,518	655.93	$19.09
Class I shares	$559,113	29,228.17	$19.13
Acquiring Fund
Class A shares	$0	0	$0
Institutional Class shares	$0	0	$0

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF
THE 360 FUNDS, HAVE APPROVED THE PROPOSAL.

ADDITIONAL INFORMATION

Shareholder Proposals
The Fund is not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Fund in reasonable time prior to the solicitation of proxies for the meeting.

Cost of Solicitation
The Adviser will bear the expenses incurred with drafting, printing, mailing and filing this Information Statement.

Delivery of Shareholder Documents
Only one copy of this Information Statement and other documents related to the Fund, such as annual reports, proxy materials, quarterly statements, etc. are being delivered to multiple shareholders sharing an address, unless the 360 Funds have received contrary instructions in writing at the 360 Funds, c/o M3Sixty Administration, LLC, 4520 Main Street, Suite 1425, Kansas City, Missouri 64111 or by telephone at (877) 244-6235.

Record of Beneficial Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. For each control person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parent entity are listed. As of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Principal Shareholders – Snow Capital Focused Value Fund Class A Shares
Name and Address	Jurisdiction	% Ownership	Type of Ownership
Snow Capital Management, LP	Pennsylvania	100%	Beneficial

Principal Shareholders – Snow Capital Focused Value Fund Class I Shares
Name and Address	Jurisdiction	% Ownership	Type of Ownership
Snow Capital Management, LP	Pennsylvania	54.22%	Beneficial
Pershing LLC	New Jersey	11.62%	Record
Pershing LLC	New Jersey	9.74%	Record
Pershing LLC	New Jersey	9.74%	Record
Pershing LLC	New Jersey	6.35%	Record
Pershing LLC	New Jersey	5.64%	Record

APPENDIX A

THE 360 FUNDS

Written Consent to Action in Lieu of a Meeting of the Shareholders

Snow Capital Focused Value Fund

THE UNDERSIGNED, being the holder of 55.23% of outstanding shares of the Snow Capital Focused Value Fund (the “Acquired Fund”), a series of the 360 Funds, an Delaware statutory trust (the “Trust”), and acting by written consent in lieu of a meeting, pursuant to authority contained in Article V, Section 4 of the Trust’s Agreement and Declaration of Trust, hereby consents and agrees, by signing this written consent, to the adoption of the following resolutions and the filing of the same with the minutes of proceedings of the shareholders of the Fund, with the same effect as if such action had been taken by vote at a meeting of the shareholders duly called and held.

WHEREAS, Snow Capital Management L.P. (the “Adviser”), adviser to the Acquired Fund, has recommended that the Acquired Fund, as series of the Trust, be reorganized into a new series (the “Acquiring Fund”) of Trust for Professional Managers (the “Reorganization”); and

WHEREAS, the Board of Trustees (the “Board”) of the Trust has reviewed such information and has considered a variety of factors related to the Reorganization including, but not limited to: (i) the anticipated effect of the Reorganization on per share expenses and costs of the Acquired Fund; (ii) whether the Reorganization will achieve economies of scale for the Acquired Fund and benefit shareholders by promoting efficient operations; (iii) the terms and conditions of the Reorganization; (iv) the fact that the Acquiring Fund will have the same or substantially similar investment objectives, strategies, policies and restrictions as the Acquired Fund; (v) that the Adviser will continue to provide investment advisory and portfolio management services to the Acquiring Fund; (vi) that the expense of the Reorganization will not be borne by shareholders of the Acquired Fund or the Acquiring Fund; and (vii) that the Reorganization will not result in the recognition of any gain or loss for federal income tax purposes to the Acquired Fund or its shareholders; and

WHEREAS, the Board has consulted with legal counsel regarding the Board’s responsibilities in considering the approval of the Reorganization; and

WHEREAS, that the Board, including a majority of the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders and that the interests of the Acquired Fund’s shareholders will not be diluted as a result of the Reorganization; it is now, therefore

RESOLVED, that the Agreement and Plan of Reorganization and Termination, and the transactions contemplated thereunder, is hereby approved, with such changes as may be considered necessary or advisable by the officers of the Trust, upon advice of counsel; and it is

FURTHER RESOLVED, that the appropriate officers of the Trust be, and each of them hereby is, authorized to take any and all actions any of them may deem necessary or appropriate to implement the foregoing resolution.

By:	/s/ Richard Snow

Name:	Richard Snow

Title:	President and Chief Investment Officer, Snow Capital Management, L.P.

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of October 28, 2016, by and between Trust for Professional Managers (“TPM”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, on behalf of its series, Snow Capital Focused Value Fund and Snow Capital Dividend Plus (the “Acquiring Funds”), and 360 Funds, a Delaware statutory trust, with its principal place of business at 4520 Main Street, Suite 1425, Kansas City, Missouri, 64111, on behalf of its series, Snow Capital Focused Value Fund and Snow Capital Dividend Plus (the “Acquired Funds” and, together with the Acquiring Funds, the “Funds”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Funds in exchange for Class A and Class I shares of beneficial interest, no par value per share, of the Acquiring Funds (“Acquiring Funds Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Funds of all liabilities of the Acquired Funds; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Funds Shares to the shareholders of the Acquired Funds and the termination of the Acquired Funds as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Funds and the Acquired Funds are separate series of TPM and 360 Funds, respectively, and TPM and 360 Funds are open-end, registered management investment companies, and the Acquired Funds own securities that generally are assets of the character in which the Acquiring Funds are permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the parties desire to change the form of organization of the Acquired Funds from series of 360 Funds to series of TPM; it being anticipated that the Reorganization will provide the Acquired Funds’ shareholders with economies of scale and administrative efficiencies; and

WHEREAS, the Trustees of 360 Funds have determined that the Reorganization, with respect to the Acquired Funds, is in the best interests of the Acquired Funds’ shareholders and that the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUIRING FUNDS SHARES AND THE ASSUMPTION OF THE ACQUIRED FUNDS’ LIABILITIES AND TERMINATION OF THE ACQUIRED FUNDS

1.1        THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund listed on Schedule A. In exchange, each Acquiring Fund agrees (i) to deliver to the corresponding Acquired Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the corresponding Acquired Fund then outstanding and (ii) to assume the liabilities of the corresponding Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

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1.2        ASSETS TO BE ACQUIRED. The assets of the Acquired Funds to be acquired by the corresponding Acquiring Funds shall consist of all assets and property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Funds and any deferred or prepaid expenses shown as an asset on the books of the Acquired Funds on the Closing Date.

The Acquired Funds have provided the Acquiring Funds with their most recent audited financial statements, which contain a list of all of the Acquired Funds’ assets as of the date of such statements. The Acquired Funds hereby represent that as of the date of the execution of this Agreement, there have been no changes in their respective financial positions as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Funds will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Funds with a list of each Acquired Fund’s portfolio securities and other investments.

1.3        LIABILITIES TO BE ASSUMED. Each Acquiring Fund shall assume all of the liabilities of the corresponding Acquired Fund listed on Schedule A, whether accrued or contingent, known or unknown, existing at the Closing Date. The Acquired Funds will use their respective best efforts to discharge all known liabilities prior to or at the Valuation Date (as defined in paragraph 2.2) to the extent possible and consistent with their respective investment objectives and policies and normal business operations.

1.4        LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”): (a) the Acquired Funds will make a liquidating distribution, pro rata to their respective shareholders of record (the “Acquired Funds Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.2), of all of the Acquiring Funds Shares received by the Acquired Funds pursuant to paragraph 1.1; and (b) the Acquired Funds will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Funds Shares credited to the account of the Acquired Funds on the books of the Acquiring Funds to open accounts on the share records of the Acquiring Funds in the name of the Acquired Funds Shareholders, and representing the respective pro rata number of Acquiring Funds Shares due such shareholders. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Acquired Funds. The Acquiring Funds shall not issue certificates representing Acquiring Funds Shares in connection with such transfer. Each Acquired Funds Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Funds before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Funds shares that are held of record by the Acquired Funds Shareholders at the Effective Time on the Closing Date.

1.5        OWNERSHIP OF SHARES. Ownership of Acquiring Funds Shares will be shown on the books of the Acquiring Funds’ transfer agent. Shares of the Acquiring Funds will be issued simultaneously to the Acquired Funds, in an amount equal in value to the NAV of the Acquired Funds’ shares, to be distributed to shareholders of the Acquired Funds.

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1.6        TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Funds Shares in a name other than the registered holder of the Acquired Funds shares on the books of the Acquired Funds as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Funds Shares are to be transferred.

1.7        REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Funds is and shall remain the responsibility of the Acquired Funds, up to and including the Closing Date, and such later date on which the Acquired Funds is terminated; provided, however that any tax returns of the Acquired Funds for the current fiscal year, including the Closing Date, shall be the responsibility of the Acquiring Funds so long as the Closing shall have taken place prior to the end of the current fiscal year.

1.8        TERMINATION. The Acquired Funds shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1       SUSPENSION OF TRADING. In order to efficiently manage the transition of accounts from the Acquired Funds to the Acquiring Funds, shareholder purchases and redemptions of the Acquired Funds will be halted on the business day immediately preceding the Closing Date. Every shareholder will own the same number of shares of the Acquiring Funds as the number of shares of the Acquired Funds held by the shareholder immediately before the Reorganization.

2.2        VALUATION OF ASSETS. The value of the Acquired Funds’ assets to be acquired by the Acquiring Funds hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in 360 Funds’ Declaration of Trust and the Acquired Funds’ then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3        VALUATION OF SHARES. The net asset value per share of Acquiring Funds Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in TPM’s Agreement and Declaration of Trust and the Acquiring Funds’ then current Prospectus and Statement of Additional Information.

2.4        SHARES TO BE ISSUED. The number of each Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding Acquired Fund’s shares then outstanding. Upon each Acquired Fund’s liquidating distribution each holder of shares of the Acquired Funds will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.5       DETERMINATION OF VALUE. All computations of value shall be made by M3Sixty Administration, LLC (“M3Sixty”), in accordance with its regular practice in pricing the shares of the Acquired Funds in connection with the Reorganization. The Acquiring Funds and Acquired Funds agree, however, to use FT Interactive Data Corporation to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Funds and those determined in accordance with the pricing policies and procedures of the Acquired Funds.

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ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE. The closing (the “Closing”) will be on or about October 28, 2016, or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of M3Sixty, 4520 Main St, Kansas City, Missouri 64111, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE. U.S. Bank N.A., as custodian for the Acquired Funds, shall deliver at the Closing a certificate of an authorized officer stating that: (a) each Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Funds on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Funds.

3.3        EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Funds or the Acquired Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4        TRANSFER AGENT’S CERTIFICATE. M3Sixty, as transfer agent for the Acquired Funds as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Funds Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing each Acquiring Fund’s Shares to be credited on the Closing Date to the Secretary of 360 Funds or provide evidence satisfactory to the Acquired Funds that such Acquiring Funds Shares have been credited to the Acquired Funds’ account on the books of the Acquiring Funds. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE ACQUIRED FUNDS. 360 Funds and the Acquired Funds represent and warrant to TPM and the Acquiring Funds as follows:

(a)   Each Acquired Fund is a separate series of a statutory business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

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(b)   Each Acquired Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)   The current Prospectus and Statement of Additional Information of the Acquired Funds conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)   Each Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of 360 Funds’ Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which an Acquired Fund is a party or by which it is bound.

(e)   Each Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Funds, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Funds or any of their respective properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Funds to carry out the transactions contemplated by this Agreement. Each Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Funds’ business or its ability to consummate the transactions contemplated herein.

(g)   The financial statements of the Acquired Funds are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Acquired Funds as of August 31, 2016, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Funds as of that date not disclosed in such statements.

(h)   Since August 31, 2016, there have been no material adverse changes in the Acquired Funds’ financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Funds shall not constitute a material adverse change.

(i)    At the Closing Date, all federal and other tax returns and reports of the Acquired Funds required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Funds’ knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. Each Acquired Fund has withheld the proper amount of taxes with respect to dividends and other distributions, has paid to the proper taxing authorities all amounts required to have been withheld, and is not liable for any interest and penalties that could be imposed in connection therewith.

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(j)    All issued and outstanding shares of the Acquired Funds are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Funds. All of the issued and outstanding shares of the Acquired Funds will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Funds’ transfer agent as provided in paragraph 3.4. The Acquired Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Funds’ shares, and has no outstanding securities convertible into any of the Acquired Funds shares.

(k)   At the Closing Date, the Acquired Funds will have good and marketable title to the Acquired Funds’ assets to be transferred to the Acquiring Funds pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Funds will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Funds.

(l)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Funds. Subject to approval by the Acquired Funds’ Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Funds, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)  The information to be furnished by the Acquired Funds for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)   From the date of this Agreement through the Closing Date, any written information furnished by the Acquired Funds with respect to the Acquired Funds for use in the Shareholder Consent to be prepared (as further defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)   From the effective date of this Agreement through the effective date of the Registration Statement (as defined in paragraph 5.7), through the Closing Date, any written information furnished by the Acquired Funds with respect to the Acquired Funds for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)   Each Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for the portion of the taxable period beginning on the first day of its current taxable year and continuing through and including the Closing Date.

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(q)   No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by 360 Funds, for itself and on behalf of the Acquired Funds, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Funds as described in paragraph 5.2.

4.2        REPRESENTATIONS OF THE ACQUIRING FUNDS. TPM and the Acquiring Funds represent and warrant to 360 Funds and the Acquired Funds as follows:

(a)   Each Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)   Each Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)   The Prospectus and Statement of Additional Information of the Acquiring Funds shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)   Each Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of TPM’s Agreement and Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Funds is a party or by which it is bound.

(e)   Except as otherwise disclosed in writing to the Acquired Funds and accepted by the Acquired Funds, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Funds or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Funds to carry out the transactions contemplated by this Agreement. The Acquiring Funds know of no facts that might form the basis for the institution of such proceedings and they are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)    There shall be no issued and outstanding shares of the Acquiring Funds prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Funds) in order to commence operations of the Acquiring Funds;

(g)   All issued and outstanding Acquiring Funds Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Funds. The Acquiring Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Funds Shares, and there are no outstanding securities convertible into any Acquiring Funds Shares.

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(h)   The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Funds, and this Agreement constitutes a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)    The information to be furnished by the Acquiring Funds for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)    From the effective date of this Agreement through the Closing Date, any written information furnished by TPM with respect to the Acquiring Funds for use in the Shareholder Consent (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)   From the effective date of the Registration Statement (as defined in paragraph 5.7), through the Closing Date, any written information furnished by TPM with respect to the Acquiring Funds for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)    The Acquiring Funds agree to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)  No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquiring Funds, or the performance of the Agreement by TPM, for itself and on behalf of the Acquiring Funds, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)   Each Acquiring Fund intends (i) to qualify as a RIC under the Code for the taxable year that includes the Closing Date and intends to qualify for such treatment in future taxable years, and (ii) will be treated as a separate corporation for federal income tax purposes under Section 851(g) of the Code for the taxable year that includes the Closing Date.

(o)   At the Closing Date the Acquiring Funds’ investment objectives, strategies, policies and restrictions will be substantially identical to those of the Acquired Funds at the time of the Reorganization unless otherwise approved by the Acquired Funds’ shareholders.

ARTICLE V

COVENANTS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

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5.1       OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Funds and the Acquired Funds will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Funds.

5.2        APPROVAL OF SHAREHOLDERS. 360 Funds will obtain the majority written consent of Acquired Funds’ Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION. The Acquired Funds covenant that the Acquiring Funds Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION. The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds’ shares.

5.5        FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Funds shall furnish the Acquiring Funds, in such form as is reasonably satisfactory to the Acquiring Funds, a statement of the earnings and profits, capital loss carryforwards, and other tax attributes of the Acquired Funds for federal income tax purposes that will be carried over by the Acquiring Funds as a result of Section 381 of the Code, and which will be reviewed by Sanville & Company and certified by the 360 Funds’ Treasurer.

5.7        PREPARATION OF REGISTRATION STATEMENT. TPM represents that it has prepared and filed a post-effective amendment to its registration statement on Form N-1A (the “Registration Statement”) for the purpose of creating the Acquiring Funds and registering their respective shares. The Registration Statement shall be effective on or before the Closing Date.

5.8        PREPARATION OF WRITTEN SHAREHOLDER CONSENT. TPM and the Acquiring Funds covenant that they will prepare and deliver to the Acquired Funds shareholders, a written shareholder consent (the “Shareholder Consent”). The Acquired Funds covenant that they will provide TPM and the Acquiring Funds with information reasonably necessary for the preparation of the Shareholder Consent.

5.9        INDEMNIFICATION.

(a)   TPM will assume all liabilities and obligations of 360 Funds relating to any obligation of 360 Funds to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Funds, to the fullest extent permitted bylaw and 360 Funds’ Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, TPM agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Funds, under 360 Funds’ Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Funds and their respective successors and assigns.

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(b)   The Acquiring Funds agree to indemnify and hold harmless the Acquired Funds and each of the Acquired Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Funds or any of their Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Funds of any of their representations, warranties, covenants or agreements set forth in this Agreement.

(c)   The Acquired Funds agree to indemnify and hold harmless the Acquiring Funds and each of the Acquiring Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Funds or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Funds of any of its representations, warranties, covenants or agreements set forth in this Agreement. The Acquired Funds shall not indemnify and hold harmless U.S. Bank, N.A., Snow Capital Management L.P. (the “Adviser”), the Acquiring Funds and each of the Acquiring Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Funds or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises solely out of or is solely based on any representation, disclosure, agreement or other action or omission of the Adviser with respect to or on behalf of the Acquired Funds.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of the Acquired Funds to consummate the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Funds of all the obligations to be performed by them pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1        All representations, covenants, and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Funds shall have delivered to the Acquired Funds a certificate executed in the Acquiring Funds’ name by TPM’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Funds and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Funds shall reasonably request.

6.2        The Registration Statement on Form N-1A filed by TPM with the SEC to create the Acquiring Funds has been declared effective by the Commission.

6.3        Subject to Section 6.2 as of the Closing Date with respect to the Reorganization of the Acquired Funds, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Funds, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Funds from those fee amounts, undertakings and sales load amounts of the Acquiring Funds described in the Shareholder Consent.

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ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of the Acquiring Funds to consummate the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Funds of all the obligations to be performed by the Acquired Funds pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1       All representations, covenants, and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Funds shall have delivered to the Acquiring Funds on such Closing Date a certificate executed in the Acquired Funds’ name by 360 Funds’ President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Funds and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Funds shall reasonably request.

7.2        The Acquired Funds shall have delivered to the Acquiring Funds a statement of the Acquired Funds’ assets and liabilities, together with a list of the Acquired Funds’ portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of 360 Funds.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUNDS AND ACQUIRED FUNDS

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Funds or the Acquiring Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1        This Agreement and the transactions contemplated herein, with respect to the Acquired Funds, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with Delaware law and the provisions of 360 Funds’ Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Funds. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this paragraph 8.1.

8.2        On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may waive any such conditions for itself.

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8.4        The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The parties shall have received a favorable opinion of Godfrey & Kahn, S.C. dated as of the Closing Date and addressed to the Acquiring Funds and Acquired Funds substantially to the effect that, based on the facts, representations, and assumptions therein and conditioned on the consummation of the Reorganization in connection with the Agreement, for federal income tax purposes:

(a)   The transfer of all of each Acquired Fund’s assets solely in exchange for the corresponding Acquiring Fund’s shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund shares to the Acquired Fund’s Shareholders and the termination of each of the Acquired Funds) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Funds and the Acquired Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)   No gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the corresponding Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the corresponding Acquired Fund.

(c)   No gain or loss will be recognized by an Acquired Funds upon the transfer of all of the Acquired Fund’s assets to the corresponding Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund shares to the Acquired Fund’s shareholders in exchange for such shareholders’ shares of the Acquired Fund, except that an Acquiring Fund may be required to recognize (i) gain or loss with respect to contracts described in Section 1256(b) of the Code or, (ii) gain with respect to the transfer of stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(d)   No gain or loss will be recognized by an Acquired Fund’s shareholders upon the receipt of Acquiring Fund shares solely in exchange for Acquired Fund shares in the Reorganization.

(e)   The adjusted tax basis of Acquiring Fund shares received by an Acquired Fund shareholder pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefore were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)    The adjusted tax basis of an Acquired Fund’s assets acquired by the corresponding Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer. The holding period of the assets of an Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund, other than assets with respect to which gain or loss is required to be recognized.

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(g)   For purposes of Section 381 of the Code, either (i) each Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) each Acquiring Fund will be treated as the same corporation as the corresponding Acquired Fund, and the tax attributes of an Acquired Fund described in Section 381(c) of the Code shall be taken into account by the corresponding Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Godfrey & Kahn, S.C. appropriate to render the opinions expressed therein. Such opinion shall be based on customary assumptions and such representations as Godfrey & Kahn, S.C. may reasonably request, and the Acquired Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1        Except as otherwise provided for herein, the Adviser, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation the Shareholder Consent; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) the cost of winding up and liquidating the Acquired Funds, and (g) all fees listed on the closing/transfer of assets schedule provided by 360 Funds and M3Sixty. The Adviser, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1. Notwithstanding the foregoing, the Adviser (or an affiliate thereof) will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Acquired Funds and the Acquiring Funds will pay their own expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1      TPM, on behalf of the Acquiring Funds, and 360 Funds, on behalf of the Acquired Funds, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2      The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Funds, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

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ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of TPM and 360 Funds. In addition, either TPM or 360 Funds may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)   a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)   a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)   a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Funds, the Acquired Funds, TPM, 360 Funds, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Funds; provided, however, that following the majority written consent of Acquired Funds’ Shareholders obtained by the Acquired Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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13.5      It is expressly agreed that the obligations of the Acquiring Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquiring Funds, as provided in the Agreement and Declaration of Trust of TPM. The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquiring Funds and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Funds as provided in TPM’s Agreement and Declaration of Trust.

13.6      It is expressly agreed that the obligations of the Acquired Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of 360 Funds personally, but shall bind only the trust property of the Acquired Funds, as provided in the Declaration of Trust of 360 Funds. The execution and delivery of this Agreement have been authorized by the Trustees of 360 Funds on behalf of the Acquired Funds and signed by authorized officers of 360 Funds, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in 360 Funds’ Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TRUST FOR PROFESSIONAL MANAGERS, on behalf of the Acquiring Funds

By:	/s/ John P. Buckel
Name:	John P. Buckel
Title:	President

360 FUNDS, on behalf of the Acquired Funds

By:	/s/ Randall K. Linscott
Name:	Randall K. Linscott
Title:	President

SNOW CAPITAL MANAGEMENT L.P., with respect to Paragraph 9.1 only

By:	/s/ Richard Snow
Name:	Richard Snow
Title:	President and Chief Investment Officer

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Schedule A
The shareholders of an Acquired Fund listed below will receive shares of the corresponding class of the corresponding Acquiring Fund listed below:

360 Funds (Acquired Fund):	Corresponding TPM Fund (Acquiring Fund):

Snow Capital Focused Value Fund	Snow Capital Focused Value Fund
Class A shares	Class A shares
Class I shares	Institutional Class shares

Snow Capital Dividend Plus Fund	Snow Capital Dividend Plus Fund
Class A shares	Class A shares
Class I shares	Institutional Class shares